SANUWAVE®

Healing today. Curing tomorrow.

Applying shockwave technology to repair and regenerate skin, musculoskeletal tissue, and vascular structures

OTCQB: SNWV

February 2018

Forward-Looking Statement Disclaimer

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective.

Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control. Actual results may differ materially from those projected in the forward-looking statements.

Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval process and subsequent marketing of the Company's product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, fluctuations in the Company's quarterly results, the Company's ability to continue and manage its growth, liquidity and other capital resources issues, competition and the other factors discussed in detail in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

SANUWAVE Health (SNWV), Inc. is an emerging shockwave technology company focused on the development and commercialization of patented noninvasive, high-energy, acoustic shockwaves for the repair and regeneration of tissue, musculoskeletal and vascular structures.

FDA permitted marketing of the dermaPACE System in December 2017

Investment Highlights & Recent Developments

- **Accomplishments in 2017**
  - Received FDA De Novo decision to immediately market the dermaPACE system
  - Brazil Joint Venture (NPV > $25Mn)
  - Entered 7 new international markets
  - Board of Directors expanded from 4 to 5 members
  - Science advisory board expanded from 2 to 3
  - Commenced global clinical work

- **Goals for 2018**
  - Initial revenue in the U.S.
  - Expand senior management team in U.S. wound market
  - Enter 4 new international markets
  - Begin supportive clinical work
  - Expansion of Board of Directors and Science advisory board



Investment Highlights & Recent Developments

- FDA clearance received December 28, 2017
  - dermaPACE® as a Class II medical device for treatment of diabetic foot ulcers
  - Lower cost and non-invasive treatment.
  - dermaPACE® addresses a large and growing wound care market - $4B U.S. for DFU's, $22B Worldwide
- Brazil Joint Venture with MundiMed announced September 2017
  - NPV > $25Mn
  - Upfront cash payments
- Equipment financing agreement with NFS Leasing
- Agreement with Premier Shockwave to enter VA/IMS markets
  - Minimum equipment purchase > $1Mn



A Leader in Shockwave Technology Development and Commercialization

- Patented, non-invasive devices for the repair and regeneration of:
  - Skin
  - Musculoskeletal tissue
  - Vascular structures

- Devices **activate biologic signaling and angiogenic responses**, producing:
  - New vascularization
  - Microcirculatory improvement
  - Tissue regeneration



Immediate microcirculatory improvement



Growth factor up-regulation



PACE – Total Addressable U.S. Market - $12B



$1B
$1B
$1B
$5B
$4B

Advanced Wound Care - Big dollar opportunity, even at 5% market share

Advanced Wound Care
- Diabetic Foot Ulcer
- Chronic Mixed Wounds
- Pressure Sores
- Infections and Biofilms
- Burns

Orthopedics
- Sports Medicine
- Tendon / Pain
- Trauma / Fracture
- Osteoarthritis
- Spine

Stem Cells
- Stem Cell Proliferation
- Soft Tissue Regeneration

Plastic/Cosmetic
- Scar Modulation
- Reconstructive and Grafting
- Body Contouring
- Revascularization

Vascular/Cardiac
- Blood Sterilization
- Peripheral Artery Disease
- Atherosclerosis
- Myocardial Ischemia

SANUWAVE

dermaPACE – Market Opportunity

U.S. Market

- Diabetic Foot Ulcers - $4B+ market size.
- 29 million people living with diabetes and 86 million pre-diabetics.
- 25% of diabetics will acquire a non-healing ulcer in their lifetime; ~3 million diabetic ulcers annually.
- Diabetic foot ulcers lead to over 73,000 amputations annually at a cost that is estimated to exceed $5.1 billion annually.
- Hospitalization costs of ~$20,000 for a patient with a DFU; ~$70,000 for an amputation.

International Market

- Globally there are 382 million people living with diabetes and it is expected to reach 592 million by 2035, an increase of 55%.
- dermaPACE is CE Marked and currently marketed by independent distributors in S. Korea, Taiwan, Columbia, Romania, all of Europe, Australia, Canada, and the Middle East.
- **dermaPACE can be licensed or joint ventured in these markets to speed market penetration while minimizing operating costs.**

The international global wound care market of $22 billion offers significant expansion opportunity for CE marked dermaPACE

dermaPACE - Treating Diabetic Foot Ulcers

Treatment Advantages

- Robust closure with extremely low recurrence rates
- Non-invasive, convenient, and safe
- Mechanism of action (MOA) allows :
  - Increased blood flow (perfusion) and improved vascularization (angiogenesis)
  - Restored oxygenation to ischemic area
  - Accelerated tissue repair that may decrease long-term DFU complications
- Cost-effective
- May be used as an adjunct therapy



dermaPACE Commercial Plan for U.S.

- SANUWAVE's business model is a per procedure pricing model
- Treatment parameters inserted by physician into the console
- In most cases patients receive up to eight noninvasive procedures of 500 impulses, which take approximately 10 minutes each, including patient preparation time



dermaPACE being used to treat a diabetic foot ulcer





dermaPACE Commercial Plan for Other Markets

- SANUWAVE's business model is a per procedure pricing model
- RFID card readers are built into each generator box. Sell individual procedure kits which contain procedure specific protocol RFID cards that activate the device for treatment
- In most cases patients receive up to eight noninvasive procedures of 500 impulses, which take approximately 10 minutes each, including patient preparation time



dermaPACE being used to treat a diabetic foot ulcer


SANUWAVE

RFID Protocol Card


SANUWAVE


dermaPACE

SANUWAVE

dermaPACE – Compelling Cost and Convenience

The only treatment that causes major increase in vascularization required to close wounds

dermaPACE offers:

- ✓ Non-invasive treatment
- ✓ Lowest total treatment cost
- ✓ Convenient and efficient treatments for clinicians and patients
- ✓ Significantly lower recurrence rates

*Data on File – Based on published reports/literature

*The dermaPACE device is currently the subject of an Investigational Device Exemption (IDE) study and is not available or for sale in the United States.



Advanced Modality Cost Comparison for DFU Treatment
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$3,700
$13,900
$8,100
$11,600
PACE
NPWT
Apligraf
Dermagraft

Estimated costs associated with full 12 weeks of DFU treatment including physician and nursing time, facility charges, treatment costs and associated standard of care.

NPWT - Based on 16 weeks of DFU treatment of NPWT in accordance with RCT. Apigraf - Based on an average of 4 surgical applications (per Policy up to 5 surgical applications are allowed) Dermagraft - Based on an average of 6 surgical applications (per Policy up to 8 applications are allowed)

Potentially less than half the cost of existing therapies

SANUWAVE

Growth Strategy

Seek relationships with qualified partners and JV/licensing agreements

- **Address** advanced wound care market - large and growing
- **Serve** other medical markets, orthopedics, plastic/cosmetic, vascular/cardiac
- **Expand** to non-medical industrial applications (biofilm destruction, water cleaning, energy production). Working with major universities in proof of concept.



Advanced Wound Care
Other Medical Markets
Industrial Applications

Business Model Transformation

Transform from a product company to a provider of comprehensive value propositions and solutions that address the wound care patient pathway

Current Business Model	Future Business Model	Competitive Strategy
dermaPACE device	Portfolio of value-added wound care solutions encompassing dermaPACE, complementary modalities, wound analytics, and training	Therapy line ownership
		Profit from broader value chain
		Orchestration and partnering
		Analytics and evidence
		Services bundled with product



SNWV AWC Solutions
Training
Wound Analytics
Wound management programs
Expanded Clinical Indications
AWC Portfolio Additions
Core Therapy (DFU)
Tissue Matrix
Silver Ointment
MediHoney Gel
Hydrogel Dressing
Total Contact Casting (TCC)
Venous leg ulcers
Surgical incision / cosmetic
Burns (2nd degree or less)
Arterial leg ulcers
Pressure ulcers

Global Clinical Studies

Action	Sites
Pharmacoeconomic	
- Follow On 1	12
- Follow On 2	8
New AWC	
- VLU	18
- Pressure Ulcer	18
- ALU	18
- Burn	2
Mechanism of Action	
- Dr. Siemionow	1
Vascularization/Perfusion	
- Dr. Alvarez + 2	3
- Global	5
Surgical Incisions/Cosmetic	
- Dr. Galliano (Protocol)	1
- Dr. Galliano (Tummy Tuck)	3


2018
2019
2020
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

SANUWAVE

Additional Global Posters and Papers

<u>Action</u>

KOVE (South Korea)

- Dr. Han — DFU
- 3 Universities — Scar

Ortho Medica (Benelux)

- DFU — @Home

Italy

- Dr. Casino — VLU

Australia

- Dr. Miller — VLU

Brazil

- Dr. Bruna — DFU
- Dr. Bruna — VLU

Unrestricted Grants (Adjunctive)

- Dr. Galliano
- Dr. Ryzellman
- U of Miami

Papers (Study #1)

- Dr. Galliano
- Dr. Snyder
- Misc.



2017
2018
2019
2020
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Complete
Complete

SANUWAVE

Intellectual Property (IP) Organic Growth

Number of Patents in 2006, 2012, and 2017


70
60
50
40
30
20
10
0
2006
2012
2017
TOTAL
FOREIGN APPL(s)
US APPL(s)
FOREIGN PATENTS
US PATENTS
US PATENTS
FOREIGN PATENTS
US APPL(s)
FOREIGN APPL(s)
TOTAL

	2006	2012	2017	
US Patents	14	18	27	
Foreign Patents	10	9	18	
US Appl(s)	11	9	15	
Foreign Appl(s)	2	10	6	
TOTAL	37	46	66	
Percentage		24%	44%	2012
			78%	2006
Subjects of Issued Patents	Orthopedics Arthritis Ischemia Spinal Lithotripsy Device Design	Wound care Orthopedics Arthritis Ischemia Spinal Blood Sterilization Device Design	Wound care Orthopedics Arthritis Ischemia Spinal Blood Sterilization Stem Cells Tissue Cleaning Cleaning Fluids Fracking Meat Tenderizing Device Design	

SANUWAVE

Device Sales – Historical and 2017 Projection



70
60
50
40
30
20
10
0
6
6
9
2
10
1
16
0
45
0
45
15
2012
2013
2014
2015
2016
2017 - Projection
dermaPACE
orthoPACE

SANUWAVE

Non-Medical Markets

Addressable Opportunities Covered by Patents

Energy Production

- Advanced Fracking
- Improved / Enhanced Oil Extraction Recovery

Water

- Fracking Water Cleaning
- Industrial Water Cleaning
- Drinking Water Cleaning

Food Industry

- Preservation
  - Milk
  - Fruit Juices
- Meat Tenderizing
- Meat Cleaning

Industrial Biofilms

- Biofilm Destruction
  - Industrial Equipment
  - Cosmetic/Food Industry Equipment
  - Monuments







Industry Valuations and Comparison

Company Name	Ticker Symbol	Market Cap (as of 02/09/18)
Integra Life Sciences Holding Corp.	NASDAQ: IART	$3.9B
MiMedx Group Inc.	NASDAQ: MDXG	$1.7B
Osiris Therapeutics Inc.	OTC MKTS: OSIR	$254.8MM
SANUWAVE Health, Inc.	OTC MKTS: SNWV	$27.9MM

Derma Sciences Inc. (NASDAQ: DCSI) was acquired by Integra Life Sciences (NASDAQ: IART) for $204MM in cash in the 1st quarter of 2017. This was a 40% premium to the closing price before the offer was announced.



Select Financial Information

Cash and Cash Equivalents - Dec. 31, 2017	$1.8M
Common Shares Outstanding	138.8M
Warrants	76.1M
Options	16.2M
Notes Payable - Due January 31, 2018	$5.4M (1)

(1) Due to HealthTronics, Inc. as part of original 2005 purchase price

Management Team

Kevin Richardson II, Chairman of the Board – Joined August 2005

- Joined the Company as chairman of the board of directors in August of 2005. Brings a broad array of financial knowledge for healthcare information technology, financial services, business services and other industries. Since 2004, Mr. Richardson founded and has served as managing partner of Prides Capital LLC, an investment management firm.

Iulian Cioanta, Ph.D., VP R&D – Joined in 2007

- 18+ years experience in medical device industry. Previously with Cordis Endovascular, a Johnson & Johnson company, Kensey Nash Corporation, ArgoMed Inc. and the Institute for the Design of Research Apparatuses.

Lisa Sundstrom, CFO – Joined in 2006

- 20+ years finance and accounting experience. Previously with Automatic Data Processing (ADP) and Mitsubishi Consumer Electronics.

Peter Stegagno, VP Regulatory Affairs, Quality, and Operations – Joined in 2006

- 20+ years experience in medical device market encompassing manufacturing, design and development, quality assurance and international and domestic regulatory affairs.

André Mouton, B.Sc, MBA - VP International Sales and Relations – Joined 2017

- 20+ years experience in International Business Development and market entry. Previously with multi national medical and pharmaceutical groups.

SANUWAVE®

Healing today. Curing tomorrow.

OTCQB: SNWV

SANUWAVE Health, Inc.
3360 Martin Farm Road, Suite 100
Suwanee, GA 30024

info@sanuwave.com

+1(770) 419-7525